Exhibit 1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Oak Street Real Estate Capital, LLC
125 South Wacker Drive, Suite 1220
Chicago, Illinois 60606

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to their certain information with respect to a portfolio of mortgaged properties and related tenant leases in connection with the proposed offering of Oak Street Investment Grade Net Lease Fund, Net-Lease Mortgage Notes, Series 2021-2. Oak Street Real Estate Capital, LLC (the “Company”) is responsible for the information provided to us, including the information set forth on the Statistical Data File (as defined below).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Credit Suisse Securities (USA) LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Statistical Data File and communicated differences prior to being provided the final Statistical Data File which was subjected to the procedures described below.

Agreed-Upon Procedures

On November 4, 2021, representatives of the Company provided us with a computer-generated data file (the “Statistical Data File”) and related record layout containing data, as represented to us by the Company, as of the close of business September 1, 2021, with respect to (i) 213 securitized mortgaged properties (the “Securitized Properties”) related to Oak Street Investment Grade Net Lease Fund, Net-Lease Mortgage Notes, Series 2021-1 (the “Previous Transaction”) and (ii) 60 non-securitized mortgaged properties (the “Non-Securitized Properties” and together with the Securitized Properties, the “Properties”)

Member of
Deloitte Touche Tohmatsu Limited

At your instruction, we performed certain comparisons and recomputations for each of the Properties relating to the “Characteristics” set forth on the Statistical Data File and indicated below.

Characteristics
1.    Property ID (for informational purposes only)
2.    Property city
3.    Property state (as applicable)
4.    Property zip code (as applicable)
5.    Tenant
6.    Master lease (yes/no)
7.    Corporate guarantee
8.    Lease term start date
9.    Lease expiration year
10.  Original lease term (years)
11.  Rent increase type
12.  Tenant purchase option (yes/no)
13.  Next lease renewal option

14.   2022 Net operating income
15.   Current consolidated payment
16.   Date of last bump in rent
17.   Date of next bump in rent
18.   Building area (sq.ft.)
19.   Land area (acreage)
20.   Property acquisition date
21.   Year built
22.   Raw land value
23.   Consolidated appraised value
24.   Appraisal date
25.   Industry group

We compared Characteristics 2. through 17. to the corresponding information set forth on or derived from the lease agreement, master lease agreement, or any amendments thereto (collectively, the “Lease Agreement”) for the Securitized Properties or a computer generated data file and related record layout, with respect to 213 mortgage properties related to the Previous Transaction (the “Previous Transaction Data File”) for the Non-Securitized Properties.

We compared Characteristics 18. and 19. to the corresponding information set forth on the Lease Agreement, the “Property Condition Assessment” or the “Property Survey” for the Securitized Properties or the Previous Transaction Data File for the Non-Securitized Properties.

We compared Characteristic 20. to the corresponding information set forth on the “Settlement Statement” or the Previous Transaction Data File for the Non-Securitized Properties.

We compared Characteristic 21. to corresponding information set forth on the “Appraisal” or the Property Condition Assessment for the Securitized Properties or the Previous Transaction Data File for the Non-Securitized Properties.

We compared Characteristics 22. through 24. to corresponding information set forth on the Appraisal for the Securitized Properties or the Previous Transaction Data File for the Non-Securitized Properties.

Using the NAICS code set forth on the Statistical Data File, we compared Characteristic 25. to the corresponding information set forth on the “US Census Bureau Website” http://www.census.gov/geo/.

For purposes of our comparisons and at your instruction:

•
with respect to our comparison of Characteristics 9. and 17., for the Non-Securitized Properties indicated in Appendix A, at the instruction of the Company, we did not perform any comparison with respect to the lease expiration year or the date of next bump in rent;

•	with respect to our comparison of Characteristics 14. and 15., differences of $1.50 or less are deemed to be “in agreement”;

•	with respect to our comparison of Characteristics 16. and 17., differences of five days or less are deemed to be “in agreement”; and

•
with respect to our comparison of Characteristic 20. for the Non-Securitized Properties  indicated in Appendix B, at the instruction of the Company, we did not perform any comparison with respect to the property acquisition date.

The property documents described above, including the Previous Transaction Data File, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Property Documents.”  We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Property Documents and make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Property Documents.  In addition, we make no representations as to whether the Property Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Property.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Property Documents.

******
We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgaged properties and related tenant leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgaged properties and related tenant leases or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 5, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 5, 2021.

In applying our agreed-upon procedures as outlined above, we did not perform any comparison with respect to Characteristics 9. and 17. for the following Non-Securitized Properties:

A1003
A1007
A1008

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 5, 2021

In applying our agreed-upon procedures as outlined above, we did not perform any comparison with respect to Characteristic 20. for the following Non-Securitized Properties:

A1000
A1002
A1003
A1004
A1005
A1006
A1007
A1008
A1009
A1010
A1011
A1012

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.